Exhibit 99 (a)

News Release

5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311  Fax:  (518) 381-3668

Subsidiary: TrustCo Bank	NASDAQ -- TRST

Contact:	Robert Leonard
Executive Vice President and
Chief Risk Officer
(518) 381-3693

FOR IMMEDIATE RELEASE:

TrustCo‘s Fourth Quarter Caps Off A Solid 2019

Glenville, New York – January 21, 2020

TrustCo Bank Corp NY (TrustCo, Nasdaq: TRST) today announced full year 2019 net income of $57.8 million or $0.597 diluted earnings per share, and income of $13.9 million or $0.143 diluted earnings per share for the fourth quarter of 2019.  Average residential loan growth increased 5.6% or $187.7 million to a record $3.5 billion for the fourth quarter 2019.

Summary

Robert J. McCormick, Chairman, President and Chief Executive Officer noted, “We are pleased to report an increase in average residential loans of 5.6% or $187.7 million in the fourth quarter 2019 compared to the fourth quarter 2018.  Our focus on foundational principles of strong increasing book value, capital and asset growth, and operational efficiencies has allowed us to continue to grow our business and take advantage of changes in market and competitive conditions.  Our strong financial condition is evidenced by our continued recognition as a BauerFinancial, Inc. 5-Star Superior Bank Rating.  We continue to add core customer relationships, which ultimately drive future growth.  Loan growth and stabilizing cost of funds as a result of federal interest rate cuts have put us in a good position as we move forward.”

“TrustCo continued to invest in the community and our business and consumers throughout 2019.  Evidenced by the record levels of residential loan balances achieved in 2019, the more than 10,000 hours of community service by our employees, and thousands of dollars of direct contributions to charitable organizations throughout the regions we serve.  We are particularly pleased that we have continued our over 100 year tradition of direct capital distributions to our shareholders in the form of cash dividends which in 2019 amounted to $26.2 million.”  Loan portfolio expansion was funded by a combination of utilizing our strong cash balances and growth in our deposit base.  TrustCo’s strong liquidity position continues to allow us to take advantage of opportunities when interest rate conditions change.

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Details

Average loans were up $167.8 million or 4.4% in the fourth quarter 2019 over the same period in 2018.  Average residential loans, our primary lending focus, were up $187.7 million or 5.6% in the fourth quarter 2019, over the same period in 2018.  Average deposits were up $218.8 million or 5.2% for the fourth quarter 2019 over the same period a year earlier.  The increase in deposits was the result of a $195.0 million or 15.9% increase in average time deposits in the fourth quarter 2019 over the same period last year.  Excluding time deposits, total average core deposit accounts, which consist of checking, savings and money market deposit accounts, were up $23.8 million or 0.8% for the fourth quarter 2019 compared to the fourth quarter 2018.

The cost of interest bearing liabilities increased to 0.90% in the fourth quarter 2019 from 0.61% in the fourth quarter 2018.  The cost of savings and interest bearing checking decreased slightly by 3 basis points and by 4 basis points, respectively, in the fourth quarter 2019 over the same period in 2018.  Money market deposits increased by 32 basis points to 0.81% versus 0.49% from the fourth quarter 2018.  The net interest margin for the fourth quarter 2019 was 3.02%.  A strategy executed during 2019 included offering competitive shorter term time deposit rates, which we expect will help stabilize net interest margin in the first and second quarter of 2020 as our shorter term time deposits would be expected to reprice lower and provide opportunity for increased margin expansion.

The Bank continued to demonstrate its ability to grow shareholders’ equity as average equity was up $47.3 million or 9.8% in the fourth quarter of 2019 compared to the same period in 2018.  On this expanded equity, return on average assets and return on average equity were 1.06% and 10.41%, respectively, compared to 1.30% and 13.18% for the fourth quarter 2018.  Diluted earnings per share were $0.143 for the fourth quarter 2019, compared to $0.166 for the fourth quarter 2018.  Total operating expenses decreased by $1.0 million in the fourth quarter 2019 as compared to the fourth quarter 2018, driven by decreases in net occupancy expense, professional services, advertising expense, FDIC and other insurance expense, other real estate expense, and other expense, partially offset by an increase primarily in salaries and employee benefits.

Asset quality and the resulting loan loss reserve measures continued to improve.  Nonperforming loans (NPLs) were $20.9 million at December 31, 2019, compared to $25.0 million at December 31, 2018.  NPLs were equal to 0.51% of total loans at December 31, 2019, compared to 0.64% at December 31, 2018.  The coverage ratio, or allowance for loan losses to NPLs, was 212.4% at December 31, 2019, compared to 179.2% at December 31, 2018.  Nonperforming assets (NPAs) were $22.4 million at December 31, 2019 compared to $26.7 million at December 31, 2018.  The ratio of allowance for loan losses to total loans was 1.09% as of December 31, 2019, compared to 1.16% at December 31, 2018 and reflects both the continued improvement in asset quality and the economic conditions in our primary markets.  The allowance for loan losses was $44.3 million at December 31, 2019 compared to $44.8 million at December 31, 2018.  The provision for loan losses for the year was $159 thousand for 2019, compared to $1.4 million in 2018.  Net chargeoffs decreased to $608 thousand for 2019 from $804 thousand for 2018.  The quarterly annualized net chargeoff ratio was 0.02% for 2019, compared to 0.05% in 2018.

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At December 31, 2019 the equity to asset ratio was 10.31%, compared to 9.88% at December 31, 2018.  Book value per share at December 31, 2019 was $5.55 compared to $5.07 a year earlier.

TrustCo Bank Corp NY is a $5.2 billion savings and loan holding company and through its subsidiary, TrustCo Bank, operated 148 offices in New York, New Jersey, Vermont, Massachusetts, and Florida at December 31, 2019.

In addition, the Bank’s Financial Services Department offers a full range of investment services, retirement planning and trust and estate administration services.  The common shares of TrustCo are traded on the NASDAQ Global Select Market under the symbol TRST.

A conference call to discuss fourth quarter 2019 results will be held at 9:00 a.m. Eastern Time on January 22, 2020.  Those wishing to participate in the call may dial toll‑free 1‑888‑339‑0764.  International callers must dial 1‑412‑902‑4195.  Please ask to be joined into the TrustCo Bank Corp NY / TRST call.  A replay of the call will be available for thirty days by dialing 1‑877‑344‑7529 (1‑412‑317‑0088 for international callers), Conference Number 10138363.  The call will also be audio webcast at https://services.choruscall.com/links/trst200122.html and will be available for one year.

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Safe Harbor Statement

All statements in this news release that are not historical are forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended.  Forward-looking statements can be identified by words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our expectations for our performance during 2020, including our expectations for the repricing of our CD portfolio and the stabilizing of our net interest margin, the impact of Federal Reserve actions regarding interest rates and the growth of loans and deposits throughout our branch network, our ability to capitalize on economic changes in the areas in which we operate and the extent to which higher expenses to fulfill operating and regulatory requirements recur or diminish over time.  Such forward-looking statements are subject to factors that could cause actual results to differ materially for TrustCo from those discussed. TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo’s actual results and could cause TrustCo’s actual financial performance to differ materially from that expressed in any forward-looking statement:  our ability to continue to originate a significant volume of one-to-four family mortgage loans in our market areas; our ability to continue to maintain noninterest expense and other overhead costs at reasonable levels relative to income; our ability to make accurate assumptions and judgments regarding the credit risks associated with lending and investing activities; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board, inflation, interest rates, market and monetary fluctuations; restrictions or conditions imposed by our regulators on our operations that may make it more difficult for us to achieve our goals; the future earnings and capital levels of us and Trustco Bank and the continued receipt of approvals from our primary federal banking regulators under regulatory rules to distribute capital to TrustCo, which could affect our ability to pay dividends; results of supervisory monitoring or examinations of Trustco Bank and TrustCo by our respective regulators; adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; unanticipated effects from the Tax Cut and Jobs Act that may limit its benefits or adversely impact our business;  the perceived overall value of our products and services by users, including in comparison to competitors’ products and services and the willingness of current and prospective customers to substitute competitors’ products and services for our products and services; changes in consumer spending, borrowing and saving habits; the effect of changes in financial services laws and regulations and the impact of other governmental initiatives affecting the financial services industry; changes in management personnel; real estate and collateral values; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the FASB or PCAOB; disruptions, security breaches, or other adverse events affecting the third-party vendors who perform several of our critical processing functions; technological changes and electronic, cyber and physical security breaches; changes in local market areas and general business and economic trends, as well as changes in consumer spending and saving habits; our success at managing the risks involved in the foregoing and managing our business; and other risks and uncertainties under the heading “Risk Factors” in our most recent annual report on Form 10-K and, if any, in our subsequent quarterly reports on Form 10-Q or other securities filings.

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TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
(Unaudited)

	Three months ended
	12/31/2019		9/30/2019		12/31/2018
Summary of operations
Net interest income (TE)	$38,243		38,644		40,740
Provision for loan losses	200		-		500
Noninterest income	4,115		4,925		4,452
Noninterest expense	23,891		24,070		24,919
Net income	13,907		14,708		16,033

Per common share
Net income per share:
- Basic	$0.143		0.152		0.166
- Diluted	0.143		0.152		0.166
Cash dividends	0.068		0.068		0.068
Tangible Book value at period end	5.55		5.42		5.06
Market price at period end	8.67		8.15		6.86

At period end
Full time equivalent employees	814		823		854
Full service banking offices	148		148		148

Performance ratios
Return on average assets	1.06%		1.12		1.30
Return on average equity	10.41		11.19		13.18
Efficiency (1)	57.31		55.17		55.06
Net interest spread (TE)	2.86		2.88		3.27
Net interest margin (TE)	3.02		3.04		3.38
Dividend payout ratio	47.48		44.85		41.07

Capital ratios at period end
Consolidated tangible equity to tangible assets (2)	10.30%		10.07		9.87
Consolidated equity to assets	10.31%		10.07		9.88

Asset quality analysis at period end
Nonperforming loans to total loans	0.51		0.53		0.64
Nonperforming assets to total assets	0.43		0.45		0.54
Allowance for loan losses to total loans	1.09		1.11		1.16
Coverage ratio (3)	2.1	x	2.1	x	1.8	x

(1)	Non-GAAP measure; calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income.
(2)	Non-GAAP measure; calculated as total equity less $553 of intangible assets divided by total assets less $553 of intangible assets.
(3)	Calculated as allowance for loan losses divided by total nonperforming loans.

TE = Taxable equivalent

Page | 5

FINANCIAL HIGHLIGHTS, Continued

(dollars in thousands, except per share data)
(Unaudited)

	Year ended
	12/31/2019	12/31/2018
Summary of operations
Net interest income (TE)	$155,812	160,698
Provision for loan losses	159	1,400
Noninterest income	18,591	18,081
Noninterest expense	97,730	97,713
Net income	57,840	61,445

Per common share
Net income per share:
- Basic	$0.597	0.637
- Diluted	0.597	0.636
Cash dividends	0.273	0.268
Tangible Book value at period end	5.55	5.06
Market price at period end	8.67	6.86

Performance ratios
Return on average assets	1.12	1.25
Return on average equity	11.26	13.05
Efficiency (1)	56.13	53.97
Net interest spread (TE)	2.94	3.25
Net interest margin (TE)	3.10	3.33
Dividend payout ratio	45.60	42.02

(1)
Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions and gain on sale of building and nonperforming loans).

TE = Taxable equivalent.

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CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Three months ended
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Interest and dividend income:
Interest and fees on loans	$42,002	41,923	41,432	41,253	41,184
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	609	996	821	783	788
State and political subdivisions	2	2	3	1	2
Mortgage-backed securities and collateralized mortgage obligations - residential	2,334	2,178	2,152	1,555	1,554
Corporate bonds	295	321	272	208	202
Small Business Administration - guaranteed participation securities	253	282	289	297	329
Other securities	6	6	5	5	5
Total interest and dividends on securities available for sale	3,499	3,785	3,542	2,849	2,880

Interest on held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations - residential	184	187	209	217	226
Total interest on held to maturity securities	184	187	209	217	226

Federal Reserve Bank and Federal Home Loan Bank stock	203	81	199	85	207

Interest on federal funds sold and other short-term investments	1,635	2,552	3,282	3,009	2,367
Total interest income	47,523	48,528	48,664	47,413	46,864

Interest expense:
Interest on deposits:
Interest-bearing checking	21	52	94	121	111
Savings	271	323	367	377	401
Money market deposit accounts	1,175	1,177	1,119	826	618
Time deposits	7,468	7,974	7,512	5,976	4,643
Interest on short-term borrowings	347	359	381	381	352
Total interest expense	9,282	9,885	9,473	7,681	6,125

Net interest income	38,241	38,643	39,191	39,732	40,739

Less: (Credit) Provision for loan losses	200	-	(341)	300	500
Net interest income after provision for loan losses	38,041	38,643	39,532	39,432	40,239

Noninterest income:
Trustco Financial Services income	1,454	1,517	1,683	1,733	1,356
Fees for services to customers	2,377	2,602	2,611	2,520	2,897
Other	284	806	620	384	199
Total noninterest income	4,115	4,925	4,914	4,637	4,452

Noninterest expenses:
Salaries and employee benefits	11,743	11,725	11,711	11,451	10,183
Net occupancy expense	4,399	4,094	4,006	4,167	4,800
Equipment expense	1,768	1,689	1,709	1,902	1,741
Professional services	1,449	1,507	1,568	1,650	1,733
Outsourced services	1,925	1,875	1,875	1,925	1,875
Advertising expense	464	494	778	785	876
FDIC and other insurance	259	282	598	648	522
Other real estate (income) expense, net	(385)	33	210	(24)	37
Other	2,269	2,371	2,447	2,363	3,152
Total noninterest expenses	23,891	24,070	24,902	24,867	24,919

Income before taxes	18,265	19,498	19,544	19,202	19,772
Income taxes	4,358	4,790	4,877	4,644	3,739

Net income	$13,907	14,708	14,667	14,558	16,033

Net income per common share:
- Basic	$0.143	0.152	0.152	0.150	0.166

- Diluted	0.143	0.152	0.151	0.150	0.166

Average basic shares (in thousands)	96,919	96,907	96,822	96,744	96,555
Average diluted shares (in thousands)	97,015	96,977	96,891	96,822	96,689

Note: Taxable equivalent net interest income	$38,243	38,644	39,192	39,733	40,740

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CONSOLIDATED STATEMENTS OF INCOME, Continued

(dollars in thousands, except per share data)
(Unaudited)

	Year ended
	12/31/19	12/31/18
Interest and dividend income:
Interest and fees on loans	$166,610	158,304
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	3,209	3,112
State and political subdivisions	8	22
Mortgage-backed securities and collateralized mortgage obligations - residential	8,219	6,593
Corporate bonds	1,096	687
Small Business Administration - guaranteed participation securities	1,121	1,339
Mortgage-backed securities and collateralized mortgage obligations - commercial	-	37
Other securities	22	18
Total interest and dividends on securities available for sale	13,675	11,808

Interest on held to maturity securities:
Mortgage-backed securities-residential	797	962
Total interest on held to maturity securities	797	962

Federal Reserve Bank and Federal Home Loan Bank stock	568	564

Interest on federal funds sold and other short-term investments	10,478	9,276
Total interest income	192,128	180,914

Interest expense:
Interest on deposits:
Interest-bearing checking	288	442
Savings	1,338	1,657
Money market deposit accounts	4,297	2,053
Time deposits	28,930	14,806
Interest on short-term borrowings	1,468	1,270
Total interest expense	36,321	20,228

Net interest income	155,807	160,686

Less: Provision for loan losses	159	1,400
Net interest income after provision for loan losses	155,648	159,286

Noninterest income:
Trustco Financial Services income	6,387	6,283
Fees for services to customers	10,110	10,912
Other	2,094	886
Total noninterest income	18,591	18,081

Noninterest expenses:
Salaries and employee benefits	46,630	42,107
Net occupancy expense	16,666	17,213
Equipment expense	7,068	7,068
Professional services	6,174	6,555
Outsourced services	7,600	7,500
Advertising expense	2,521	3,020
FDIC and other insurance	1,787	2,741
Other real estate (income) expense, net	(166)	1,231
Other	9,450	10,278
Total noninterest expenses	97,730	97,713

Income before taxes	76,509	79,654
Income taxes	18,669	18,209

Net income	$57,840	61,445

Net income per common share:
- Basic	$0.597	0.637

- Diluted	0.597	0.636

Average basic shares (in thousands)	96,849	96,505
Average diluted shares (in thousands)	96,927	96,646

Note: Taxable equivalent net interest income	$155,812	160,698

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CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands)
(Unaudited)

	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
ASSETS:

Cash and due from banks	$48,198	49,526	42,471	43,064	49,260
Federal funds sold and other short term investments	408,648	401,151	517,684	576,123	454,449
Total cash and cash equivalents	456,846	450,677	560,155	619,187	503,709

Securities available for sale:
U. S. government sponsored enterprises	104,512	164,490	184,448	148,292	152,160
States and political subdivisions	162	169	170	172	173
Mortgage-backed securities and collateralized mortgage obligations - residential	389,517	406,166	354,679	312,946	262,032
Small Business Administration - guaranteed participation securities	48,511	50,970	53,091	54,113	56,475
Corporate bonds	30,436	40,281	40,467	30,258	29,938
Other securities	685	683	685	685	685
Total securities available for sale	573,823	662,759	633,540	546,466	501,463

Held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	18,618	19,705	20,667	21,609	22,501
Total held to maturity securities	18,618	19,705	20,667	21,609	22,501

Federal Reserve Bank and Federal Home Loan Bank stock	9,183	9,183	9,183	8,953	8,953

Loans:
Commercial	199,499	192,443	190,507	190,347	196,146
Residential mortgage loans	3,583,774	3,508,647	3,428,829	3,376,193	3,376,708
Home equity line of credit	267,922	273,526	277,559	282,034	289,540
Installment loans	11,001	10,703	9,514	12,579	11,702
Loans, net of deferred net costs	4,062,196	3,985,319	3,906,409	3,861,153	3,874,096

Less: Allowance for loan losses	44,317	44,329	44,365	44,671	44,766
Net loans	4,017,879	3,940,990	3,862,044	3,816,482	3,829,330

Bank premises and equipment, net	34,622	34,168	34,058	34,428	34,694
Operating lease right-of-use assets	51,475	49,618	51,097	51,559	-
Other assets	58,876	55,369	56,926	57,637	58,263

Total assets	$5,221,322	5,222,469	5,227,670	5,156,321	4,958,913

LIABILITIES:
Deposits:
Demand	$463,858	453,439	432,780	408,417	405,069
Interest-bearing checking	875,672	869,101	888,433	895,099	904,678
Savings accounts	1,113,146	1,110,947	1,132,308	1,150,329	1,182,683
Money market deposit accounts	599,163	570,457	562,318	538,043	507,311
Time deposits	1,398,177	1,457,223	1,446,428	1,421,181	1,274,506
Total deposits	4,450,016	4,461,167	4,462,267	4,413,069	4,274,247

Short-term borrowings	148,666	151,095	166,746	159,778	161,893
Operating lease liabilities	56,553	54,731	56,237	56,723	-
Accrued expenses and other liabilities	27,830	29,313	26,790	25,033	32,902

Total liabilities	4,683,065	4,696,306	4,712,040	4,654,603	4,469,042

SHAREHOLDERS' EQUITY:
Capital stock	100,205	100,200	100,180	100,180	100,175
Surplus	176,427	176,395	176,396	176,510	176,710
Undivided profits	288,067	280,542	272,433	264,364	256,397
Accumulated other comprehensive income (loss), net of tax	4,461	(71)	(1,774)	(7,011)	(10,309)
Treasury stock at cost	(30,903)	(30,903)	(31,605)	(32,325)	(33,102)

Total shareholders' equity	538,257	526,163	515,630	501,718	489,871

Total liabilities and shareholders' equity	$5,221,322	5,222,469	5,227,670	5,156,321	4,958,913

Outstanding shares (in thousands)	96,922	96,917	96,822	96,746	96,659

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NONPERFORMING ASSETS

(dollars in thousands)
(Unaudited)

12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Nonperforming Assets

New York and other states*
Loans in nonaccrual status:
Commercial	$816	888	905	701	645
Real estate mortgage - 1 to 4 family	18,407	18,275	19,633	22,343	22,373
Installment	3	13	1	26	4
Total non-accrual loans	19,226	19,176	20,539	23,070	23,022
Other nonperforming real estate mortgages - 1 to 4 family	29	30	31	33	34
Total nonperforming loans	19,255	19,206	20,570	23,103	23,056
Other real estate owned	1,579	2,409	2,625	1,262	1,675
Total nonperforming assets	$20,834	21,615	23,195	24,365	24,731

Florida
Loans in nonaccrual status:
Commercial	$-	-	-	-	-
Real estate mortgage - 1 to 4 family	1,614	1,809	1,564	1,644	1,915
Installment	-	-	-	-	15
Total non-accrual loans	1,614	1,809	1,564	1,644	1,930
Other nonperforming real estate mortgages - 1 to 4 family	-	-	-	-	-
Total nonperforming loans	1,614	1,809	1,564	1,644	1,930
Other real estate owned	-	-	-	-	-
Total nonperforming assets	$1,614	1,809	1,564	1,644	1,930

Total
Loans in nonaccrual status:
Commercial	$816	888	905	701	645
Real estate mortgage - 1 to 4 family	20,021	20,084	21,197	23,987	24,288
Installment	3	13	1	26	19
Total non-accrual loans	20,840	20,985	22,103	24,714	24,952
Other nonperforming real estate mortgages - 1 to 4 family	29	30	31	33	34
Total nonperforming loans	20,869	21,015	22,134	24,747	24,986
Other real estate owned	1,579	2,409	2,625	1,262	1,675
Total nonperforming assets	$22,448	23,424	24,759	26,009	26,661

Quarterly Net (Recoveries) Chargeoffs

New York and other states*
Commercial	$(1)	(28)	(1)	4	99
Real estate mortgage - 1 to 4 family	146	39	(54)	318	323
Installment	67	9	45	23	35
Total net chargeoffs (recoveries)	$212	20	(10)	345	457

Florida
Commercial	$-	-	-	-	-
Real estate mortgage - 1 to 4 family	(1)	-	(25)	19	(3)
Installment	1	16	-	31	16
Total net chargeoffs (recoveries)	$-	16	(25)	50	13

Total
Commercial	$(1)	(28)	(1)	4	99
Real estate mortgage - 1 to 4 family	145	39	(79)	337	320
Installment	68	25	45	54	51
Total net chargeoffs (recoveries)	$212	36	(35)	395	470

Asset Quality Ratios

Total nonperforming loans (1)	$20,869	21,015	22,134	24,747	24,986
Total nonperforming assets (1)	22,448	23,424	24,759	26,009	26,661
Total net chargeoffs (recoveries) (2)	212	36	(35)	395	470

Allowance for loan losses (1)	44,317	44,329	44,365	44,671	44,766

Nonperforming loans to total loans	0.51%	0.53%	0.57%	0.64%	0.64%
Nonperforming assets to total assets	0.43%	0.45%	0.47%	0.50%	0.54%
Allowance for loan losses to total loans	1.09%	1.11%	1.14%	1.16%	1.16%
Coverage ratio (1)	212.4%	210.9%	200.4%	180.5%	179.2%
Annualized net chargeoffs to average loans (2)	0.02%	0.00%	0.00%	0.04%	0.05%
Allowance for loan losses to annualized net chargeoffs (2)	52.3	x	307.8	x	N/A	28.3	x	23.8	x

*	Includes New York, New Jersey, Vermont and Massachusetts.
(1)	At period-end
(2)	For the period ended

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DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY -
INTEREST RATES AND INTEREST DIFFERENTIAL

(dollars in thousands) (Unaudited)	Three months ended December 31, 2019			Three months ended December 31, 2018
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets

Securities available for sale:
U. S. government sponsored enterprises	$127,284	609	1.91%	$154,867	788	2.03%
Mortgage backed securities and collateralized mortgage obligations - residential	396,335	2,334	2.36	276,747	1,554	2.25
State and political subdivisions	165	4	9.70	172	3	7.82
Corporate bonds	37,795	295	3.12	30,068	202	2.68
Small Business Administration - guaranteed participation securities	49,787	253	2.03	59,363	329	2.21
Mortgage backed securities and collateralized mortgage obligations - commercial	-	-	-	-	-	-
Other	685	6	3.50	684	5	2.92

Total securities available for sale	612,051	3,501	2.29	521,901	2,881	2.21

Federal funds sold and other short-term Investments	395,311	1,635	1.65	416,765	2,367	2.25

Held to maturity securities:
Mortgage backed securities and collateralized mortgage obligations - residential	19,185	184	3.84	22,947	226	3.93

Total held to maturity securities	19,185	184	3.84	22,947	226	3.93

Federal Reserve Bank and Federal Home Loan Bank stock	9,183	203	8.84	8,953	207	9.25

Commercial loans	192,427	2,517	5.23	191,899	2,577	5.37
Residential mortgage loans	3,547,219	36,179	4.08	3,359,540	34,808	4.14
Home equity lines of credit	270,766	3,110	4.59	291,411	3,544	4.82
Installment loans	10,682	196	7.34	10,486	255	9.65

Loans, net of unearned income	4,021,094	42,002	4.18	3,853,336	41,184	4.27

Total interest earning assets	5,056,824	47,525	3.76	4,823,902	46,865	3.88

Allowance for loan losses	(44,320)			(44,887)
Cash & non-interest earning assets	188,605			120,646

Total assets	$5,201,109			$4,899,661

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$864,774	21	0.01%	$892,241	111	0.05%
Money market accounts	583,048	1,175	0.81	499,771	618	0.49
Savings	1,111,259	271	0.10	1,200,864	401	0.13
Time deposits	1,422,049	7,468	2.10	1,227,034	4,643	1.50

Total interest bearing deposits	3,981,130	8,935	0.90	3,819,910	5,773	0.60
Short-term borrowings	154,898	347	0.90	171,247	352	0.82

Total interest bearing liabilities	4,136,028	9,282	0.90	3,991,157	6,125	0.61

Demand deposits	454,585			396,959
Other liabilities	80,386			28,748
Shareholders' equity	530,110			482,797

Total liabilities and shareholders' equity	$5,201,109			$4,899,661

Net interest income, tax equivalent		38,243			40,740

Net interest spread			2.86%			3.27%

Net interest margin (net interest income to total interest earning assets)			3.02%			3.38%

Tax equivalent adjustment		(2)			(1)

Net interest income		38,241			40,739

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DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY -
INTEREST RATES AND INTEREST DIFFERENTIAL, Continued

(dollars in thousands) (Unaudited)	Year ended December 31, 2019			Year ended December 31, 2018
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets

Securities available for sale:
U. S. government sponsored enterprises	$156,292	3,209	2.05%	$155,381	3,112	2.00%
Mortgage backed securities and collateralized mortgage obligations - residential	345,718	8,219	2.38	294,732	6,593	2.24
State and political subdivisions	167	13	7.78	414	34	8.11
Corporate bonds	34,637	1,096	3.16	30,310	687	2.27
Small Business Administration - guaranteed participation securities	53,269	1,121	2.10	63,430	1,339	2.11
Mortgage backed securities and collateralized mortgage obligations - commercial	-	-	-	2,769	37	1.33
Other	685	22	3.21	685	18	3.50

Total securities available for sale	590,768	13,680	2.32	547,721	11,820	2.88

Federal funds sold and other short-term Investments	477,181	10,478	2.20	495,066	9,276	1.87

Held to maturity securities:
Mortgage backed securities and collateralized mortgage obligations - residential	20,643	797	3.86	24,801	962	3.88

Total held to maturity securities	20,643	797	3.86	24,801	962	3.88

Federal Reserve Bank and Federal Home Loan Bank stock	9,123	568	6.23	8,907	564	8.44

Commercial loans	191,636	10,243	5.35	188,362	9,913	5.26
Residential mortgage loans	3,445,940	141,964	4.12	3,250,800	133,930	4.12
Home equity lines of credit	277,905	13,551	4.88	297,678	13,562	4.56
Installment loans	10,718	852	7.95	9,242	899	9.73

Loans, net of unearned income	3,926,199	166,610	4.24	3,746,082	158,304	4.23

Total interest earning assets	5,023,914	192,133	3.82	4,822,577	180,926	3.75

Allowance for loan losses	(44,639)			(44,651)
Cash & non-interest earning assets	182,545			122,524

Total assets	$5,161,820			$4,900,450

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$874,700	288	0.03%	$897,378	442	0.05%
Money market accounts	555,547	4,297	0.77	521,233	2,053	0.39
Savings	1,134,050	1,338	0.12	1,241,619	1,657	0.13
Time deposits	1,417,487	28,930	2.04	1,149,980	14,806	1.29

Total interest bearing deposits	3,981,784	34,853	0.88	3,810,210	18,958	0.50
Short-term borrowings	159,220	1,468	0.92	194,810	1,270	0.65

Total interest bearing liabilities	4,141,004	36,321	0.88	4,005,020	20,228	0.51

Demand deposits	427,276			396,367
Other liabilities	80,051			28,249
Shareholders' equity	513,489			470,814

Total liabilities and shareholders' equity	$5,161,820			$4,900,450

Net interest income, tax equivalent		155,812			160,698

Net interest spread			2.94%			3.25%

Net interest margin (net interest income to total interest earning assets)			3.10%			3.33%

Tax equivalent adjustment		(5)			(12)

Net interest income		155,807			160,686

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Non-GAAP Financial Measures Reconciliation

Tangible equity as a percentage of tangible assets at period end is a non-GAAP financial measure derived from GAAP-based amounts. We calculate tangible equity and tangible assets by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. We calculate tangible equity as a percentage of tangible assets at period end by dividing tangible equity by tangible assets at period end. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.

The efficiency ratio is a non-GAAP measure of expense control relative to revenue from net interest income and fee income.  We calculate the efficiency ratio by dividing total noninterest expenses as determined under GAAP, but excluding other real estate expense, net, by net interest income (fully taxable equivalent) and total noninterest income as determined under GAAP, but excluding net gains on the sale of nonperforming loans and securities and other non-routine items from this calculation.  We believe that this provides a reasonable measure of primary banking expenses relative to primary banking revenue.

We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial results. Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity, tangible book value per share, efficiency ratio, net income and net income per share to the underlying GAAP numbers is set forth below.

NON-GAAP FINANCIAL MEASURES RECONCILIATION

(dollars in thousands, except per share amounts)
(Unaudited)

Tangible Book Value Per Share	12/31/2019	9/30/2019	12/31/2018

Equity (GAAP)	$538,257	526,163	489,871
Less: Intangible assets	553	553	553
Tangible equity (Non-GAAP)	537,704	525,610	489,318

Shares outstanding	96,922	96,917	96,659
Tangible book value per share (Non-GAAP)	5.55	5.42	5.06
Book value per share (GAAP)	5.55	5.43	5.07

Tangible Equity to Tangible Assets

Total Assets (GAAP)	$5,221,322	5,222,469	4,958,913
Less: Intangible assets	553	553	553
Tangible assets (Non-GAAP)	5,220,769	5,221,916	4,958,360

Tangible Equity to Tangible Assets (Non-GAAP)	10.30%	10.07%	9.87%
Equity to Assets (GAAP)	10.31%	10.07%	9.88%

	Three months ended			Year ended
Efficiency Ratio	12/31/2019	9/30/2019	12/31/2018	12/31/2019	12/31/2018

Net interest income (GAAP)	$38,241	38,643	40,739	$155,807	160,686
Taxable equivalent adjustment	2	1	1	5	12
Net interest income (fully taxable equivalent) (Non-GAAP)	38,243	38,644	40,740	155,812	160,698
Non-interest income (GAAP)	4,115	4,925	4,452	18,591	18,081
Revenue used for efficiency ratio (Non-GAAP)	42,358	43,569	45,192	174,403	178,779

Total noninterest expense (GAAP)	23,891	24,070	24,919	97,730	97,713
Less: Other real estate (income) expense, net	(385)	33	37	(166)	1,231
Expense used for efficiency ratio (Non-GAAP)	24,276	24,037	24,882	97,896	96,482

Efficiency Ratio	57.31%	55.17%	55.06%	56.13%	53.97%

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